Exhibit 99.1
Wachovia Real Estate Securities Conference December 2005

A. Aimco Overview Largest owner/operator of multi-family properties in U.S. Own approximately 200,000 units, at over 900 properties Manage an additional 47,000 units (principally asset managed) Enterprise value approximately $12 billion S & P 500 company Market capitalization more than $4 billion Generated 15% total annual return to common shareholders since 1994 IPO

A. Aimco Overview Well diversified asset base A to C properties Focus on B properties in A locations Conventional portfolio includes: Core Property Portfolio with 328 properties having 99,000 units in 38 markets Non-Core Portfolio with 238 properties having 61,000 units in 27 markets (to be sold over the next few years) Affordable portfolio includes 44,000 units at approximately 370 properties

A. Key Themes A, B and C properties in A locations... benefit from latent land value through redevelopment or land sales Operational excellence through continuous process improvement, standardization and simplicity. Four consecutive quarters of revenue growth greater than peers Enhancement of financial information as a strategic tool to provide for better fact based decisions and forecasting A capitalization strategy that optimizes WACC Clear and simple communications to our investors, lenders and analysts At Aimco we are focused on:

B. Seven Ways Aimco Makes Money Operating multi-family properties Conventional Affordable University Communities Generating fee income Redeveloping / reinvesting in properties Managing portfolio Increasing land values through entitlements Managing cost of capital Managing G&A / productivity MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3

1. Operating Multi-family Properties Operating performance demonstrating continued positive trend Revenue up 6.4% 3Q05 versus 3Q04 and up 5.7% year to date Occupancy up 2.7% to 93.4% in 3Q05 versus 3Q04 Average rental rate up 2.7% in 3Q05 versus 3Q04 Pricing and resident quality business rules and processes in place NOI up 6.8% in 3Q05 versus 3Q04 and up 5.3% year to date Continue to focus to expense side Conventional Operations - Same Store:

1. Operating Multi-family Properties Conventional Operations - Core Core portfolio accounted for 80% of conventional NOI SSS Core: September occupancy 95.6%, in line with peer average Rents $872, up 3.2% year-over-year Operating margin 58% Top markets predominantly coastal Average home prices 55% higher than non-core markets Average 4 year growth rates 3.3% for core v. 2.5% for non-core 1. Washington D.C. 6. Chicago 2. Greater Los Angeles 7. Orlando-Daytona 3. Philadelphia 8. Indianapolis 4. New England 9. Phoenix 5. Miami -Ft. Lauderdale 10. Denver

1. Operating Multi-family Properties Affordable: Stable business Approximately 125 core properties with average rents over $780 located in major urban areas 3Q05 occupancy 96% Redevelop select properties using tax credits and investor equity University: Currently 20 properties with 5,596 units September occupancy at 96.6% Rents up 5% over 2004/2005 school year Strategy consistent with broader Aimco portfolio, focusing on older properties in top locations near to, or adjacent to, campuses Mustang Village - Cal Poly The Biltmore - Dayton, OH

2. Fee Income Fee income - a consistent source of annual income, where Aimco has the expertise and asset base to drive income growth: Generated from tax credit syndication, dispositions, refinancings Tax credit business is a sizable piece of the real estate industry at $5 billion/year Aimco owned properties are captive pipeline of ongoing activity Strong pipeline increases predictability of income stream Year to date, awarded 10 tax credit allocations for $52 million compared with 7 and $34 million, respectively in 2004 Grow the business: Market size is significant. Industry-wide more than $5B in tax credit equity invested annually for more than 100,000 units/year Aimco Capital is uniquely positioned with a national structure and management team

3. Redevelopment Creekside - Denver, CO Belmont Place - Marietta, GA Stabilized in 3Q05, five quarters ahead of schedule Identified pipeline 120 properties WITHIN our existing portfolio $1 B estimated spend at $150-200 million per year Tim Beaudin to Lead Development Team Further opportunity from 22 active entitlement projects that take advantage of Aimco's vast pipeline of well-located, older assets Building value through redevelopment

4. Portfolio Management Investing in desirable markets yet maintaining focus on long-term value Concentrate portfolio in fewer markets Reduce from 65 to approximately 38 markets, targeting by the end of 2008 Currently considering further consolidation resulting in fewer markets Expect to exit 8 markets in 2005 By year-end 2006, Aimco expects that 85% of conventional NAV will be comprised of properties located in coastal markets, the Mountain West and Chicago Capital recycling focused on reinvesting to build NAV

4. Portfolio Management Core Non-Core Total Rent, average 3Q $901 $588 $783 Occupancy, average 3Q 93.0% 90.9% 92.2% Total # of Properties 328 238 566 Total # of Units 99,114 61,213 160,327 Proportionate Owned Units 84,801 45,513 130,314 Average Home Value* $214,089 $138,384 $182,679 REIS Growth Rate (4 yr wtd avg)** 3.3% 2.5% 3.0% * Source: Claritas, based on 2004 data ** Source: REIS, based on Q1 2005 forecasted data Conventional Portfolio:

5. Entitlement Realize upside in land values through increasing density of use Aimco portfolio of B and C properties in A locations provides deep pipeline of opportunities Older properties built at lower densities Focus on locations where land is scarce Underlying land value may be greater than current improved value Currently have a number of active entitlement projects Potential increase in NAV due solely to rezoning Significant upside potential Takes time to recognize value in earnings by land sale income or profitable redevelopment Year-to-date progress includes Spring Hill Lake - proposed density increase from 2,899 units to 5,800 units where land value is estimated at $65k-$80k/unit 3 projects: in Scottsdale, AZ; San Bruno, CA; and Venice, CA are on track to receive combined increased densities of approximately 500 units

6. Cost of Capital Floating rate exposure Partially offset by floating rate assets Variability < $0.02/quarter based on Bloomberg compilations Leverage level good Aimco's capital structure is by design Property level debt offers the lowest risk WACC among lowest of REITs Capitalization plan To fund expanded redevelopment effort through refinancing existing property debt, construction borrowing and sales of Non Core properties Seek to reduce corporate debt while increasing average property LTVs to 60-65% We plan to use non-recourse property debt to fund the bulk of redevelopment spending and to refund corporate borrowings

7. G&A / Productivity We are very focused on driving a disciplined approach to expense controls through process and technology improvements Actions will reduce G&A and operating costs in 2006 Focus on process, automation and routinization to increase efficiency and take advantage of scale Continue to enhance budget and forecasting processes to provide improved visibility and accountability Consider appropriate sourcing including offshoring Systems Projects HFM/Essbase eProcurement PROs

D. 2006 Strategy Going into 2006, Aimco will be focused on: Property operations: Leveraging higher occupancy to drive increased rent. Disciplined expense control Fee income: Growing tax credit redevelopment stream to improve asset quality and generate continued strong fee income Redevelopment: Executing expanded program of value creation under Tim Beaudin Portfolio Management: Selling Non Core properties and reinvesting proceeds to generate higher returns through redevelopment, redemption of high cost preferreds and possibly share repurchases Entitlement: Completing active projects and realizing benefits to NAV and FFO Cost of Capital: Funding growth through property level borrowings, refinancings with targeted LTVs to 60-65% and proceeds from sale of Non Core properties while reducing corporate level borrowings G&A/Productivity: Begin realizing savings in G&A from investments in people, systems and processes as implemented in 2005 and continuing in 2006

This Presentation Contains Forward-looking Statements This presentation contains forward-looking statements, including statements regarding future results and specifically fourth quarter 2005 expected results. These statements are subject to certain risks and uncertainties, including but not limited to Aimco's ability to maintain occupancy, maintain and increase rental rates, lease-up redevelopment and acquisition properties and generate fee income as projected. Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond Aimco's control. These factors are described in Aimco's filings with the Securities and Exchange Commission, including Aimco's Annual Report on Form 10-K . These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances.